WILMINGTON MULTI-MANAGER LARGE-CAP FUND
WILMINGTON MULTI-MANAGER MID-CAP FUND
WILMINGTON MULTI-MANAGER SMALL-CAP FUND
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
WILMINGTON MULTI-MANAGER REAL ESTATE SECURITIES FUND
of WT Mutual Fund
Investor Shares

PROSPECTUS DATED NOVEMBER 1, 2005
AS AMENDED BY SUPPLEMENTS DATED
DECEMBER 15, 2005 AND JANUARY 20, 2006
       This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.
      Please note that these Funds:

•	are not bank deposits

•	are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

•	are not federally insured

•	are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other governmental agency

•	are not guaranteed to achieve their goal(s)
      Investor Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase Investor Shares at Net Asset Value. See “Sales Charge Reductions and Waivers.”
      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

For information about key terms and concepts, please refer to the “Glossary.”

WILMINGTON MULTI-MANAGER LARGE-CAP FUND
WILMINGTON MULTI-MANAGER MID-CAP FUND
WILMINGTON MULTI-MANAGER SMALL-CAP FUND
WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
WILMINGTON MULTI-MANAGER REAL ESTATE SECURITIES FUND

FUND DESCRIPTIONS

SUMMARY

Investment Objectives	The investment objective of each of Wilmington Multi-Manager Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund and Wilmington Multi-Manager Small-Cap Fund is to achieve long-term capital appreciation.
The investment objective of Wilmington Multi-Manager International Fund is to achieve superior long-term capital appreciation.
The investment objective of Wilmington Multi-Manager Real Estate Securities Fund is to achieve long-term growth of capital and high current income through investments in companies in the real estate industry.

Investment Focus	Equity or equity-related securities

Share Price Volatility	High

Principal Investment Strategies	Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”) invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap corporations.
Wilmington Multi-Manager Mid-Cap Fund (the “Mid-Cap Fund”) invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of mid-cap corporations.
Wilmington Multi-Manager Small-Cap Fund (the “Small-Cap Fund”) invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap corporations.
Wilmington Multi-Manager International Fund (the “International Fund”) invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers.
Wilmington Multi-Manager Real Estate Securities Fund (the “Real Estate Fund”), under normal market conditions invests at least 80% of its net assets in securities of real estate and real estate-related companies. The Fund will invest in real estate companies, such as equity real estate investment trusts (“REITs”) which own property, and mortgage REITs, which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.
Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund’s assets among sub-advisers, or invests directly in exchange-traded funds. Rodney Square Management Corporation (“RSMC”) serves as each Fund’s investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds to the following sub- advisers:

For all Funds: Wilmington Trust Investment Management, LLC

Large-Cap Fund: Armstrong Shaw Associates, Inc., Montag & Caldwell, Inc., First Quadrant, L.P. and Parametric Portfolio Associates LLC (“PPA”).

Mid-Cap Fund: Bennett Lawrence Management, LLC, Equity Investment Corporation and PPA.

Small-Cap Fund: Batterymarch Financial Management, Inc., Systematic Financial Management L.P. and PPA.

International Fund: Goldman Sachs Asset Management, L.P., Julius Baer Investment Management, LLC, The Boston Company Asset Management, LLC and Acadian Asset Management, Inc.

Real Estate Fund: AEW Management and Advisors, L.P. and Real Estate Management Services Group, LLC.

Principal Risks	The Funds are subject to the risks summarized below and further described under the heading “Additional Risk Information” in this prospectus.
• An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.
• It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.
• A Fund’s share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.
• Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser’s inde-

pendent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.
• Each Fund may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.
• Small and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.
• The International Fund is subject to foreign security risk because its investments in foreign (i.e. non-U.S.) markets are subject to foreign security risk as well as the risk of losses caused by changes in foreign currency exchanges rates.
• Because the Real Estate Fund concentrates its investments in companies related to the real estate industry, the value of the Real Estate Fund’s shares may fluctuate more frequently than the value of shares of a fund that invests in a broader range of securities.
• The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile	Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

Wilmington Multi-Manager Large-Cap Fund
      The Investor Shares of the Large-Cap Fund are a new class of shares and, as such, have no prior performance history. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 1000® Index and the S&P 500® Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, the Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund’s Investor Shares. Had such fees been deducted for the Investor Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Annual Total Return for the Past Calendar Year
Performance Year
Calendar Year-to-Date Total Return as of September 30, 2005: 4.97%

Best Quarter	Worst Quarter

8.88%	(2.08)%
(December 31, 2004)	(September 30, 2004)

		Since
Large-Cap Fund—Institutional Shares		Inception
Average Annual Total Returns[1] as of December 31, 2004	1 Year	(July 1, 2003)

Return Before Taxes	10.18%	13.33%
Return After Taxes on Distributions[2]	9.91%	13.12%
Return After Taxes on Distributions and Sale of Fund Shares[2]	6.61%	11.26%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)[3]	11.40%	18.40%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)[4]	10.88%	17.69%

[1]	The table details only the average annual total returns for the Institutional Shares and does not include the effect of the front-end sales charge on the Investor Shares. If the effect of the sales charge on the Investor Shares was reflected, returns would be lower than those shown.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
[4]	The S&P 500® Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor’s Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.

Wilmington Multi-Manager Mid-Cap Fund
      The Investor Shares of the Mid-Cap Fund are a new class of shares and, as such, have no prior performance history. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell Midcap® Index and the S&P® MidCap 400 Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, the Investor Shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund’s Investor Shares. Had such fee been deducted for the Investor Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Annual Total Return for the Past Calendar Year
Performance Year
Calendar Year-to-Date Total Return as of September 30, 2005: 5.55%

Best Quarter	Worst Quarter

11.59%	(2.29)%
(December 31, 2004)	(September 30, 2004)

Mid-Cap Fund—Institutional Shares		Since Inception
Average Annual Total Returns[1] as of December 31, 2004	1 Year	(July 1, 2003)

Return Before Taxes	17.30%	21.00%
Return After Taxes on Distributions[2]	17.20%	20.93%
Return After Taxes on Distributions and Sale of Fund Shares[2]	11.24%	17.93%
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)[3]	20.20%	28.60%
S&P® MidCap 400 Index (reflects no deductions for fees, expenses or taxes)[4]	16.48%	25.46%

[1]	The table details only the average annual total returns for the Institutional Shares and does not include the effect of the front-end sales charge on the Investor Shares. If the effect of the sales charge on the Investor Shares was reflected, returns would be lower than those shown.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
[4]	The S&P® MidCap 400 Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P® MidCap 400 Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor’s Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.

Wilmington Multi-Manager Small-Cap Fund
      The Investor Shares of the Small-Cap Fund are a new class of shares and, as such, have no prior performance history. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 2000® Index and the S&P® SmallCap 600 Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, the Investor Shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund’s Investor Shares. Had such fee been deducted for the Investor Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Annual Total Return for the Past Calendar Year
Performance Year
Calendar Year-to-Date Total Return as of September 30, 2005: 4.19%

Best Quarter	Worst Quarter

13.95%	(2.89)%
(December 31, 2004)	(September 30, 2004)

Small-Cap Fund—Institutional Shares		Since Inception
Average Annual Total Returns[1] as of December 31, 2004	1 Year	(July 1, 2003)

Return Before Taxes	18.22%	26.09%
Return After Taxes on Distributions[2]	17.28%	25.42%
Return After Taxes on Distributions and Sale of Shares[2]	11.84%	21.96%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)[3]	18.30%	29.80%
S&P® SmallCap 600 Index (reflects no deductions for fees, expenses or taxes)[4]	22.64%	31.47%

[1]	The table details only the average annual total returns for the Institutional Shares and does not include the effect of the front-end sales charge on the Investor Shares. If the effect of the sales charge on the Investor Shares was reflected, returns would be lower than those shown.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[3]	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
[4]	The S&P® SmallCap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P® SmallCap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor’s Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.

Wilmington Multi-Manager International Fund
      The Investor Shares of the International Fund are a new class of shares and, as such, have no prior performance history. The bar chart and the performance table below illustrate the risks and volatility of an investment in the International Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the MSCI EAFE® Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, the Investor Shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund’s Investor Shares. Had such fee been deducted for the Investor Shares, the returns would be less.
      This performance includes the performance of the Fund’s predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund’s performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different.
      Total return of the Fund would have been lower had certain fees and expenses not been voluntarily waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Annual Total Returns for the Past 10 Calendar Years
Performance Years
Calendar Year-to-Date Total Return as of September 30, 2005: 10.09%

Best Quarter	Worst Quarter

30.08%	(19.24)%
(December 31, 1999)	(September 30, 2002)

International Fund—Institutional Shares
Average Annual Total Returns[1] as of			Since
December 31, 2004	1 Year	5 Years	June 29, 1998	10 Years[2]

Return Before Taxes	22.10%	(3.74)%	2.55%	4.82%	[3]
Return After Taxes on Distributions[4]	21.74%	(4.88)%	1.15%	N/A
Return After Taxes on Distributions and Sale of Fund Shares[4]	14.36%	(3.67)%	1.49%	N/A
MSCI EAFE® Index (reflects no deductions for fees, expenses or taxes)[5]	20.25%	(1.13)%	3.38%	5.62%

[1]	The table details only the average annual total returns for the Institutional Shares and does not include the effect of the front-end sales charge on the Investor Shares. If the effect of the sales charge on the Investor Shares was reflected, returns would be lower than those shown.
[2]	For periods prior to June 29, 1998, the Fund’s predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
[3]	This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.
[4]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[5]	The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Wilmington Multi-Manager Real Estate Securities Fund
      The Investor Shares of the Real Estate Fund are a new class of shares and, as such, have no prior performance history. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the National Association of Real Estate Investment Trusts® (“NAREIT®”) Equity Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund. However, the Investor Shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund’s Investor Shares. Had such fee been deducted for the Investor Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Annual Total Return for the Past Calendar Year
Performance Year
Calendar Year-to-Date Total Return as of September 30, 2005: 10.46%

Best Quarter	Worst Quarter

14.70%	(4.00)%
(December 31, 2004)	(June 30, 2004)

Real Estate Fund—Institutional Shares		Since Inception
Average Annual Total Returns[1] as of December 31, 2004	1 Year	(July 1, 2003)

Return Before Taxes	28.49%	28.28%
Return After Taxes on Distributions[2]	26.19%	26.49%
Return After Taxes on Distributions and Sale of Fund Shares[2]	19.16%	23.42%
NAREIT® Equity Index (reflects no deductions for fees, expenses or taxes)[3]	31.56%	35.90%

[1]	The table details only the average annual total returns for the Institutional Shares and does not include the effect of the front-end sales charge on the Investor Shares. If the effect of the sales charge on the Investor Shares was reflected, returns would be lower than those shown.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[3]	The NAREIT® Equity Index is an unmanaged weighted index of “equity REITS” that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Markets System. Equity REITs have at least 75% of their gross invested book assets invested in the equity ownership of real estate.

FEES AND EXPENSES

      The table below shows the fees and expenses that you may pay if you buy and hold Investor Shares of a Fund. The expenses are shown as a percentage of its net assets.

Shareholder Fees
(fees paid directly from your investment)	Investor Shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)[1]	3.50%
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends (and other distributions)	None
Redemption fee[2]	1.00%
Exchange fee[2]	1.00%

[1]	Lower front-end sales charges for Investor shares may be available with the purchase of $100,000 or more. See “Front-End Sales Charge” for additional information.
[2]	Investor Shares are subject to a 1.00% redemption fee or exchange fee only if redeemed or exchanged within the first 60 days after purchase. See “REDEMPTION OF SHARES” and “EXCHANGE OF SHARES” elsewhere in this prospectus for additional information.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

								Real
	Large-Cap		Mid-Cap		Small-Cap		International	Estate
Investor Shares	Fund		Fund		Fund		Fund	Fund

Management fees	0.74%		0.77%		0.93%		0.92%[4]	0.77% [5]
Distribution (12b-1) fees	0.25%		0.25%		0.25%		0.25%	0.25%
Other expenses[1]	0.47%		0.65%		0.56%		0.41%	0.55%
Total annual operating expenses	1.46%		1.67%		1.74%		1.58%	1.57%
Waivers/ Reimbursements	(0.11)%	[2,3]	(0.17)%	[2,3]	(0.14)%	[2,3]		(0.01)%	[3,5]
Net expenses	1.35%	[2,3]	1.50%	[2,3]	1.60%	[2,3]		1.56%	[3,5]

[1]	“Other expenses” have been restated to reflect current fees in connection with the Funds’ change in investment structure on July 1, 2005 from a fund-of-funds structure (Large Cap, Mid Cap and Small-Cap Funds) or from a master-feeder structure (International and Real Estate Funds) to a stand-alone investment structure that invests directly in portfolio securities. “Other expenses” may include certain class-specific expenses: as a result “Other expenses” may differ from other classes offered by a Fund.
[2]	The investment adviser has agreed to waive a portion of its advisory fee or reimburse each of the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund for expenses to the extent total annual operating expenses excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 1.00%, 1.15% and 1.25%, respectively. This undertaking will remain in place until November 1, 2008, unless the Board of Trustees approves its earlier termination.
[3]	The administrator and accounting agent has a contractual obligation through September 2007 to waive certain fees associated with a Class with average daily net assets below $75 million.
[4]	Management fees for the International Fund have been adjusted to reflect the addition of two new sub-advisers, The Boston Company Asset Management, LLC and Acadian Asset Management, Inc., effective January 20, 2006.
[5]	Management fees for the Real Estate Fund reflect the advisory fee payable to RSMC and the Sub-Advisers, AEW Management and Advisors, L.P. and Real Estate Management Services Group, LLC. Each Sub-Adviser has contractually agreed to waive a portion of its fee through July 1, 2006 based upon the account values of other similarly managed accounts that it manages on behalf of RSMC and its affiliates. For the year ended June 30, 2005, these waivers equaled 0.13% of the Real Estate Fund’s average net assets.

EXAMPLE

      This Example is intended to help you compare the cost of investing in Investor Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	a Fund’s total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2008, if applicable) were charged and remained the same over the time periods; and

•	you redeemed all of your investment at the end of each time period.
      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor Shares	1 Year	3 Years	5 Years	10 Years

Large-Cap Fund	$483	$763	$1,088	$2,006
Mid-Cap Fund	$497	$807	$1,177	$2,213
Small-Cap Fund	$507	$837	$1,221	$2,294
International Fund	$505	$831	$1,180	$2,163
Real Estate Fund	$503	$827	$1,174	$2,151
      The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future, of the Investor Shares of a Fund.

ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

      The investment objective of each of the Large-Cap Fund, the Mid-Cap Fund and the Small-Cap Fund is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days’ prior written notice to shareholders.
      The International Fund seeks superior long-term capital appreciation.1 The Real Estate Fund seeks long-term growth of capital and high current income. These investment objectives may not be changed without shareholder approval.
      There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The Large-Cap Fund invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

•	Common stock of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the Russell 1000® Index (“large-cap companies”), at the time of purchase;

•	Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large-cap companies, e.g. iShares®, SPDRs®, Vipers®; and

•	Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large-cap companies.
      The Mid-Cap Fund invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

•	Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the Russell Midcap® Index (“mid-cap companies”), at the time of purchase;

•	Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid-cap companies, e.g. iShares®, SPDRs®, Vipers®; and
1 For purposes of this investment objective, “superior” long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the International Fund’s comparative index, the MSCI EAFE® Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

•	Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid-cap companies.
      The Small-Cap Fund invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

•	Common stocks of U.S. corporations that have a market capitalization less than the largest company in the Russell 2000® Index (“small-cap companies”), at the time of purchase;

•	Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small-cap companies, e.g. iShares®, SPDRs®, Vipers®; and

•	Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small-cap companies.
      Although each of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.
      The International Fund invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or (iii) has at least 50% of its assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity-related securities:

•	Common stocks of foreign issuers;

•	Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

•	Receipts or American Depositary Receipts (“ADRs”), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

•	Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including exchange-traded funds (“ETFs”) (registered investment companies whose shares are publicly traded on an exchange).
      Although the International Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Fund may purchase or sell foreign exchange and depository receipts. In addition, the Fund may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.
      The Real Estate Fund, under normal market conditions, invests at least 80% of its assets in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest in real estate companies, such as equity real estate investment trusts (REITs) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.
      The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that a sub-adviser believes are undervalued or have potential for growth of capital. The Fund will limit its investment in debt securities to those that are investment-grade or deemed by the sub-adviser to be of comparable quality. The Fund may invest up to 25% of its assets in foreign securities.
      All Funds. Each Fund employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of a Fund’s assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund’s assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund’s investment objective. As a shareholder in an investment company, a Fund would bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.
      RSMC will allocate the balance of a Fund’s assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Estate Fund, the real estate market), the outlook and projected growth of various industrial sectors, and information relating to business cycles.
      The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser’s performance in a market cycle during which that sub-adviser’s investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser’s performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

      Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.
      In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.
Strategies of Sub-Advisers to the Large-Cap Fund
     Armstrong Shaw Associates, Inc. (“ASA”)
      ASA employs a large-capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company’s stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA’s methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA’s perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.
      Inherent in ASA’s absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large-capitalizations. ASA’s minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.
      In conjunction with ASA’s view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund’s investments.
     Montag & Caldwell, Inc. (“M&C”)
      The Investment Policy Group (“IPG”) consists of portfolio managers and analysts who work as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9,000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a present value model that incorporates their analysts’ assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.
      If a company’s results remain consistent with the firm’s forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C’s target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to “add or sell.” Since the investment policy centers on positive earnings momentum within a six-month period, “add or sell” decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.
     First Quadrant, L.P. (“First Quadrant”)
      First Quadrant uses a proprietary quantitative analytical model in constructing the Fund’s investment portfolio to reflect the characteristics of the S&P 500® Index, the Fund’s benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund’s portfolio relative to the S&P 500® Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P 500® Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund’s exposure (relative to the S&P 500® Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.
      First Quadrant manages the portion of the Fund’s portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including: (i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant’s management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.
     Parametric Portfolio Associates LLC (“PPA”)
      PPA uses a “quantitative” approach to build a portfolio in accordance with RSMC’s allocation instructions with respect to “growth” style securities and “value” style securities. Unlike “active” managers, PPA does not try to outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.
      PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund weighted to reflect the investment adviser’s style allocation. This essentially means building a portfolio with a growth portion based on a Barra® Growth Index and a value portion based on a Barra® Value Index. PPA expects that each “portion of the portfolio” will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra® index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra® indices.
      The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC’s allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra® index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund’s behalf with similar characteristics to those of index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA’s investment performance will equal or approximate that of the index.
Strategies of Sub-Advisers to the Mid-Cap Fund
     Bennett Lawrence Management, LLC (“BLM”)
      BLM employs a mid-cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

      In seeking competitively advantaged companies that participate in the fastest growing markets, BLM’s investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors, which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.
     Equity Investment Corporation (“EIC”)
      EIC invests in well-managed, structurally sound companies selling at a discount to their “true” value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as “value traps”).
      Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.
      Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its “true” value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are return on equity and growth.
      Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.
      After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

•	The security reaches EIC’s measure of full value.

•	The position increases to more than 6% of the portfolio.

•	The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

•	A major change occurs rendering historical data invalid for determining the true value of business ownership.

•	The firm’s quality or financial strength falls below acceptable levels.
     Parametric Portfolio Associates LLC (“PPA”)
      For a summary of PPA’s investment strategies, please see “Strategies of Sub-Advisers to the Large-Cap Fund-Parametric Portfolio Associates above.
Strategies of Sub-Advisers to the Small-Cap Fund
     Batterymarch Financial Management, Inc. (“BFM”)
      Rigorous stock selection and effective risk control are the foundation of BFM’s small-cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors—cash flow, earnings growth, expectations, value, technical and corporate signals—using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM’s liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock’s objective valuation.
      Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM’s proprietary trading strategy is designed to minimize total transaction costs—opportunity costs, market impact and commissions. Fund managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.
     Systematic Financial Management L.P. (“SFM”)
      SFM’s small-cap value approach utilizes proprietary value-oriented methodologies to identify small-capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM’s small-cap value approach seeks to identify undervalued small-capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

      SFM serves as a sub-adviser to manage a portion of the Small-Cap Fund on a day-to-day basis. In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company’s ability to generate cash flows.
      SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for “catalysts” which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.
     Parametric Portfolio Associates LLC (“PPA”)
      For a summary of PPA’s investment strategies, please see “Strategies of Sub-Advisers to the Large-Cap Fund-Parametric Portfolio Associates” above.
Strategies of Sub-Advisers to the International Fund
     Goldman Sachs Asset Management, L.P. (“GSAM”)
      GSAM’s Structured International strategy seeks to achieve consistent relative outperformance. GSAM’s investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund’s benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 150-250 securities on behalf of the Fund.
     Julius Baer Investment Management, LLC (“JBIM”)
      JBIM employs a “core” approach to the management of international equities. As such, its strategy invests in both “growth” and “value” companies. The flexibility to tilt JBIM’s allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well—diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.
      JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a “hybrid” approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.
     The Boston Company Asset Management, LLC (“BCAM”)
      BCAM’s investment strategy will use bottom-up analysis to attempt to identify non-U.S. small cap companies with improving business momentum that have not yet been recognized by the market. BCAM will closely manage portfolio risk in an attempt to maximize the performance contribution of stock selection and avoid areas of uncompensated volatility, such as country or sector allocations.

      BCAM employs a proprietary screening method to uncover companies to analyze. After making such determination, BCAM uses public financial documents, industry analysis, competitive evaluation, third party research reports, public documents and knowledge and experience of its investment staff in processing and analyzing information. BCAM’s process attempts to identify stocks that are undervalued relative to prospective earnings and which may exceed market expectations.
     Acadian Asset Management, Inc. (“Acadian”)
      Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and sector/country valuations models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.
      Acadian uses stock factors to attempt to predict how well each stock in its 20,000 stock universe will perform relative to its sector/country zone. Acadian also applies separate models to forecast sector/country level returns, in order to attempt to predict how well each stock’s sector/country zone will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client’s benchmark index, desired level of risk, transaction costs and other specifications.
Strategies of Sub-Advisers to the Real Estate Fund
     AEW Management and Advisors, L.P. (“AEW”)
      AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies’ securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.
      When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

•	Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company’s anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

•	Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

•	Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

•	Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.
      In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW’s stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.
     Real Estate Management Services Group, LLC (“REMS”)
      REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS’s clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS’s managers rely heavily on fundamental research combined with extensive direct real estate experience.
      REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm’s managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure, to identify candidates for investment.
      The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.
      REMS’s management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

ADDITIONAL RISK INFORMATION

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information (“SAI”). Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to the Funds’ SAI.

•	Allocation Risk: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund’s performance.

•	Currency Risk: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a Fund.

•	Debt Security Risks: A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security’s duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

•	Derivatives Risk: Some of a Fund’s investments may be referred to as “derivatives” because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund’s total assets may be committed or exposed to derivative strategies.

•	Foreign Company Risk: Investments in foreign companies are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and issuers with smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

•	“IPO” Risk: A Fund may acquire common and preferred stock of issuers in an initial public offering (“IPO”). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on performance).

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Multi-Manager Risk: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a fund’s realization of capital gains.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Risks of Securities Linked to the Real Estate Industry: The Real Estate Fund concentrates its investments in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company’s shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Estate Fund invests.

In addition, REITs are not diversified by industry, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Real Estate Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

•	Small-Cap/ Mid-Cap Risk: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

With respect to the Real Estate Fund, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company’s shares, which means that buy and sell transactions in those shares could have a larger impact on the shares’ price than is the case with larger company shares.

•	Valuation Risk: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

MANAGEMENT OF THE FUND
       The Board of Trustees of WT Mutual Fund (the “Trust”) the investment company of which the Funds are series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

      Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Funds’ investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC (“WTIM”), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As of September 30, 2005, RSMC had $4.6 billion in assets under management.
      For the fiscal year ended June 30, 2005, the Funds paid, in the aggregate, the following advisory and sub-advisory fees as a percentage of average daily net assets:

Large-Cap Fund	0.71%
Mid-Cap Fund	0.74%
Small-Cap Fund	0.89%
International Fund	0.65%
Real Estate Fund	0.68%
      RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund’s average daily net assets. Prior to July 27, 2005, the International Fund paid a monthly advisory fee at the annual rate of 0.15% of the Fund’s average daily net assets. Shareholders of the International Fund approved an increase in the Fund’s advisory fee at a special meeting of shareholders held on July 27, 2005.
      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC’s fee. The fee shall be payable monthly as soon as practicable after the last day of each month.
      Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

FUND MANAGEMENT

Fund Managers— Investment Adviser and Sub-Advisers
      The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.
For all Funds
Rodney Square Management Corporation, Investment Adviser
Wilmington Trust Investment Management, LLC, Sub-Adviser
      Robert E. Reiser, CFA is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust’s asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.
      Dorsey D. Farr, Ph.D., CFA is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Portfolio Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist, Balentine & Company from 2000 to 2004. Mr. Farr is responsible for overseeing Wilmington Trust’s asset allocation policy and tactical portfolio rebalancing strategies. His responsibilities also include style rebalancing (value vs. growth) and the portfolio construction process (i.e., the allocation among managers within a fund).
      R. Samuel Fraundorf, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust’s investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).
      George Chen, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997-2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.

      Amanda Cogar has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Prior to joining Balentine & Company in 2002, she was a Marketing Assistant for The Scotts Company from 2000 to 2002. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.
      Below is a list of each Fund’s sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund’s assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Funds can be found in the Funds’ SAI.
Portfolio Managers—Sub-Advisers
      Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund’s assets that it manages, subject to the supervision of RSMC, WTIM and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.
Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund
      Parametric Portfolio Associates, LLC. PPA, a sub-adviser to the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA’s stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2005, PPA had assets under management of approximately $15 billion.
      Thomas Seto is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.
Large-Cap Fund
      Armstrong Shaw Associates Inc. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2005, ASA had assets under management of approximately $7.5 billion. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.
      Montag & Caldwell, Inc. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly—owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2005, M&C had assets under management of approximately $23.4 billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

      Ronald E. Canakaris, CIC, CFA leads the M&C investment management team. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm’s investment process. He has a B.S. and B.A. from the University of Florida.
      Helen M. Donahue, CFA is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and fixed income portfolio manager for Legg Mason Capital Management. She is a registered representative with the National Association of Securities Dealers and her professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Ms. Donahue holds a B.A. from Loyola College.
      Grover C. Maxwell III, CFA is Senior Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a portfolio manager/investment counselor. His professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.
      First Quadrant, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2005, First Quadrant had assets and overlays under management of approximately $24.3 billion.
      Christopher G. Luck and R. Max Darnell are the lead portfolio managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant’s predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.
Mid-Cap Fund
      Bennett Lawrence Management, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2005, BLM had assets under management of approximately $1.9 billion.
      Van Schreiber has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. (“CJL”). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976,

Mr. Schreiber served as an Executive Vice President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.
      W. Alexander L. Ely is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a Bachelor of Arts in Economics from the University of New Hampshire.
      Equity Investment Corporation. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of September 30, 2005, EIC had assets under management of approximately $446.2 million.
      James F. Barksdale is President of EIC and is the portfolio manager for EIC’s mid-cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.
Small-Cap Fund
      Batterymarch Financial Management, Inc. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of September 30, 2005, BFM had assets under management of approximately $14.7 billion.
      Anthony C. Santosus, CFA is a Portfolio Manager of BFM. Mr. Santosus joined BMF’s US investment team in 2001. Prior to that, he managed US equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an investment technologist and quantitative analyst at Putnam. Mr. Santosus is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board, and has 19 years of investment experience. He holds a B.S. from Northeastern University.
      Lisa A. Bozoyan, CFA is a Portfolio Manager of BFM. Ms. Bozoyan joined BFM in 2000 as a US investment specialist and was promoted to portfolio manager in 2003. Ms. Bozoyan was previously a quantitative analyst at Boston Advisors, Inc. She also held responsibilities at Advest, Inc. and worked in the oil and gas industries. Ms. Bozoyan has eight years of investment experience. She holds a B.A. from College of the Holy Cross and an M.A. from The Fletcher School of Law and Diplomacy.
      Yu-Nien (Charles) Ko, CFA is a Portfolio Manager of BFM. Mr. Ko joined BFM in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. Mr. Ko has seven years of investment experience. He holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.
      Edward R. Miller, CFA is a Portfolio Manager of BFM. Mr. Miller joined BFM in 2004. He was formerly a quantitative analyst from 2003 to 2004 at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations. Mr. Miller also worked as a portfolio manager at Guardian Investors Services from 1989 to 2001 and was an analyst at I/B/E/S prior thereto. He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts and the Financial Executives Networking Group. Mr. Miller has 18 years of investment experience. He holds a B.A. from Dickinson College and an M.B.A. from New York University.
      Michael D. Soares is a Portfolio Manager of BFM. Mr. Soares joined BFM in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. He was promoted to portfolio manager in 2003. Prior to BFM, Mr. Soares had portfolio accounting responsibilities at MFS Asset Management, Inc. and was a trading assistant at Invesco Management & Research, Inc. Mr. Soares has 11 years of investment experience. He holds a B.A. from the University of Maine and an M.B.A. from Bentley College.
      Systematic Financial Management, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2005, SFM had assets under management of approximately $6.7 billion.
      Ken Burgess, CFA is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.
International Fund
      Goldman Sachs Asset Management, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc, is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs’ sub-advisory responsibility. As of June 30, 2005, GSAM along with other units of IMD had assets under management of approximately $482.1 billion. GSAM’s Quantitative Equity Team is led by Robert Jones. Mr. Jones’ team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International strategy, overseen by Mr. Ioffe.

      Robert Jones, CFA is a Managing Director of GSAM’s Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a portfolio manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.
      Len Ioffe, CFA is a Managing Director and Senior Portfolio Manager on the Global Quantitative Equity Team, where he is responsible for portfolio management of global and non-US portfolios. He is also a member of the GQE investment Policy Committee. Prior to this role Len performed portfolio construction and risk analysis of both domestic and international portfolios and implemented different trading strategies. Len joined Goldman Sachs Asset Management in 1994. Before joining GSAM, he worked at Smith Barney Shearson. Len has 15 years of industry experience. He received an MS in Computer Science from St. Petersburg Polytechnic University in Russia and an M.B.A. from New York University’s Stern School of Business.
      Julius Baer Investment Management, LLC. JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. (“JBS”). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of September 30, 2005, JBIM had assets under management of approximately $32.5 billion. Richard C. Pell and Rudolph Riad Younes are members of JBIM’s portfolio management team that are responsible for the management of the International Fund.
      Rudolph Riad Younes, CFA is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIM. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English and French and has a working knowledge of German.
      Richard C. Pell is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its US balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.
      The Boston Company Asset Management, LLC. BCAM is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at One Boston Place, Boston, MA 02109. Mellon Trust of New England, N.A., located at One Boston Place, Boston, MA 02109, owns a majority interest in BCAM. As of September 30, 2005, BCAM had assets under management of approximately $59 billion. BCAM was founded on January 1, 1970.
      Daniel B. LeVan, CFA is the lead portfolio manager for BCAM’s International Small Cap Equity strategy. He is also a member of the portfolio management team for BCAM’s Global Equity and International

Core Equity disciplines. In addition, Mr. LeVan is responsible for conducting research covering the health care and technology sectors. Prior to joining the firm, Mr. LeVan was a captain serving in the United States Air Force. He received his MSF from Boston College and his MBA from Bentley College. Mr. LeVan holds a BS from Clarkson University. Mr. LeVan is a Chartered Financial Analyst charter holder.
      John W. Evers, CFA is an assistant portfolio manager for BCAM’s Global Equity, International Core and International Small Cap Equity strategies. He is also responsible for performing research covering the energy and telecommunications sectors. Prior to joining BCAM, Mr. Evers was a fixed income quantitative analyst at Wellington Management. Previously, he was a senior analyst at Aetna Life & Casualty. Mr. Evers holds his MSF from Boston College and his BS from the University of Maine. Mr. Evers is a Chartered Financial Analyst charter holder.
      Acadian Asset Management, Inc. Acadian is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at One Post Office Square, Boston, MA 02109. Old Mutual Asset Managers (US) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (US) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (US) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (US) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited. As of September 30, 2005, Acadian had assets under management of approximately $25 billion. Acadian was founded in 1986.
      Mr. Matthew J. Cohen, CFA is a Senior Vice President, Portfolio Manager, and the Investment Database Manager. Matt joined Acadian in 1994. He specializes in equity valuation techniques and manages the processes and data that drive Acadian’s investment approach. Previously, Mr. Cohen worked as a senior systems analyst and project manager for Digital Equipment Corporation. Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.
      Mr. Terence C. Burnham, Ph.D. is a Portfolio Manager and the Director of Economics. Mr. Burnham joined Acadian in the Fall of 2005. He was formerly an economics professor at Harvard Business School, University of Michigan and Harvard’s Kennedy School. Formerly President and CFO of Progenics Pharmaceuticals, Inc. Publisher of academic articles and numerous books. Masters in Computer Science, San Diego State University; Masters in Management, MIT’s Sloan School; Ph.D. in Business Economics from Harvard University. He served with distinction as a tank driver in the U.S. Marine Corps.
Real Estate Fund
      AEW Management and Advisors, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW had $29.5 billion in assets under management as of June 30, 2005. AEW is a subsidiary of (and therefore may be deemed to be controlled by) IXIS Asset Management North America, L.P., which, is part of IXIS Asset Management Group. Together, with subsidiaries and affiliates in the U.S., Europe and Asia, IXIS Asset Management Group managed more than $495 billion in assets for institutions and individuals as of June 30, 2005. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, and is a registered investment adviser.

      Matthew A. Troxell serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.
      Real Estate Management Services Group, LLC. REMS, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser, REMS operated as a division of Beach Investment Counsel (“BIC”) from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2005, the REMS Group had approximately $613 million in assets under management.
      Edward W. Turville, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.
      John E. Webster, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a loan officer and asset manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

SERVICE PROVIDERS

      The chart below provides information on the primary service providers.

SHAREHOLDER INFORMATION

PRICING OF SHARES

      The price of each Fund’s shares is based on its net asset value (“NAV”). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. (“PFPC”) determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.
      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict; or (iv) significant domestic or foreign market fluctuations. The Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.
      PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange (“Exchange”) (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

      Investor shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Investor Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

      If you purchase Investor Shares, you will incur a front-end sales charge at the time of purchase (a “sales charge”) based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under “Sales Charge Reductions and Waivers” (see below). To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all such circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

•	Information or records regarding shares of a Fund held in all accounts (e.g., retirement accounts) at your financial intermediary(ies); and

•	Information or records regarding shares of a Fund held at any financial intermediary by persons related to you, such as members of your family or household.
      Your offering price for each Investor Share will be NAV plus the front-end sales charge. When you purchase Investor Shares in a Fund, such Fund will deduct the appropriate front-end sales charge and invest the remainder in Investor Shares of the Fund.
      Investor Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund’s average daily net assets attributable to Investor Shares. Investor Shares will not be subject to any contingent deferred sales charge (“CDSC” or “back-end sales charge”) when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

	As a Percentage of	As a Percentage of
Your Investment	Offering Price	Your Investment

$1,000 up to $100,000	3.50%	3.63%
$100,000 up to $250,000	2.00%	2.04%
$250,000 up to $500,000	1.50%	1.52%
Over $500,000	None	None

SALES CHARGE REDUCTIONS AND WAIVERS
      Reducing Sales Charges on Your Investor Shares. There are several ways you can combine multiple purchases of Investor Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

•	Accumulation privilege—permits you to add the value of any Investor Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

•	Letter of intent—permits you to purchase Investor Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds’ SAI for terms and conditions.
      To use these privileges, discuss your eligibility with your financial consultant.
      Net Asset Value Purchases. Investor Shares may be purchased at net asset value, with only a $1,000 minimum initial investment, to:

•	Clients of financial consultants and broker-dealers who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within sixty (60) days of the redemption and the exchange is effected through the same financial consultant;

•	Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

•	Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

•	“Wrap accounts” for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund’s shares;

•	Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

•	Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.
      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds’ distributor (“Service Organization”), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment. If you wish to purchase shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.
      The Funds’ SAI discusses the front-end sales charge on the Funds’ Investor Class shares and is accessible, free of charge, on the Funds’ internet web-site at www.wilmingtontrust.com/funds. If you would like additional information about each Fund’s sales charges, you may also call (800) 336-9970.
      By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of a Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:	Overnight mail:

Wilmington Multi-Manager Funds c/o PFPC Inc. P.O. Box 9828 Providence, RI 02940	Wilmington Multi-Manager Funds c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860-1427
      By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.
      Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.
      Any purchase order may be rejected if a Fund determines that accepting the order would not be in its or its shareholders best interest.
      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.
      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Funds’ SAI.

REDEMPTION OF SHARES

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See “Redemption Fee” below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund’s name and your account number should accompany any redemption requests.
      Redemption Fees: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the “Holding Period”) of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list of which is shown under the heading “EXCHANGE OF SHARES” below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See “EXCHANGE OF SHARES” for additional information regarding the exchange of shares of a Wilmington Fund.
      Frequent Purchases and Redemptions: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund’s investment portfolio is generally referred to as “market timing”. Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.
      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund’s shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See “PRICING OF SHARES” for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund’s shares to take advantage of the market pricing inefficiency of such small-cap funds, may result in dilution in the value of the Fund’s shares held by long-term investors. Short-term trading in such small-cap funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.
      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of each of their shares.
      By Mail: If you redeem your shares by mail, you should submit written instructions with a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

Regular mail:	Overnight mail:

Wilmington Multi-Manager Funds c/o PFPC Inc. P.O. Box 9828 Providence, RI 02940	Wilmington Multi-Manager Funds c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860-1427
      By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine in order to mitigate the risk of fraudulent acts. If such safeguards and procedures are followed, you will bear the risk of any losses.

      Additional Information Regarding Redemptions: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may also be mailed to your bank.
      In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.
      If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).
      Small Accounts: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If the account value is still below $500 after 60 days, your account may be closed and your proceeds sent to you. Your account will not be closed if it falls below $500 solely as a result of a reduction in your account’s market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.
      For additional information on other ways to redeem shares, please refer to the Funds’ SAI.

EXCHANGE OF SHARES

      You may exchange all or a portion of your Investor Shares in a Fund for Investor Shares of the following funds (“Wilmington Funds”):

Wilmington Aggressive Asset Allocation Fund

Wilmington Moderate Asset Allocation Fund

Wilmington Conservative Asset Allocation Fund

Wilmington ETF Allocation Fund

Wilmington Prime Money Market Fund

Wilmington U.S. Government Money Market Fund

Wilmington Tax-Exempt Money Market Fund

Wilmington Short/Intermediate-Term Bond Fund

Wilmington Broad Market Bond Fund

Wilmington Municipal Bond Fund

Wilmington Short-Term Bond Fund

Wilmington Large-Cap Core Fund

Wilmington Large-Cap Growth Fund

Wilmington Large-Cap Value Fund

Wilmington Mid-Cap Core Fund

Wilmington Small-Cap Core Fund

Wilmington Small-Cap Growth Fund

Wilmington Small-Cap Value Fund

Wilmington Multi-Manager Large-Cap Fund

Wilmington Multi-Manager Mid-Cap Fund

Wilmington Multi-Manager Small-Cap Fund

Wilmington Multi-Manager International Fund

Wilmington Multi-Manager Real Estate Securities Fund
      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See “Taxes” for a discussion of the tax effect on an exchange of shares.
      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder’s account for Investor Shares.
      Fees on Exchanges: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See “REDEMPTION OF SHARES” for additional information regarding redemptions and this fee.
      To obtain prospectuses for Investor Shares of the other Wilmington Funds, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      Distributions from the net investment income, if any, of a Fund, except for the International Fund, are declared and paid quarterly to you. Distributions from net investment income, if any, of the International Fund are declared and paid annually. Any net capital gain realized by a Fund will be distributed annually.
      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Fund meets the requirements for being a “regulated investment company,” it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.
      Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.
      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.
      State and Local Income Taxes: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.
      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds’ SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
       Professional Funds Distributors, LLC (“Distributor”) manages the Funds’ distribution efforts, provides assistance and expertise in developing marketing plans and materials and enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 DISTRIBUTION PLAN

      The Investor Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund’s Investor Shares.

SUB-TRANSFER AGENCY FEES

      The Board of Trustees has authorized each Fund to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of a Fund. Service activities provided by service providers under this plan include: (a) answering shareholders inquiries; (b) assisting in designating and changing dividend options, account designations and addresses; (c) establishing and maintaining shareholders accounts and records; (d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder’s account balances; (i) furnishing on behalf of the Funds’ distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares; (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders; (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares; (m) completing all customer identification procedures in relation to the shareholders under the Funds’ anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Funds’ shares. RSMC may provide services to some shareholders of the Funds’ shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with the Funds (“Intermediaries”).

ADDITIONAL PAYMENTS

      RSMC and/or its affiliates (other than the Funds) may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares and shareholder services. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in this Prospectus for distribution (Rule 12b-1) or shareholder servicing and sub-transfer agency. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares or the maintenance of share balances. In addition, RSMC and its affiliates may make Additional Payments for sub-accounting, administrative or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by RSMC and its affiliates may be: (a) a fixed dollar amount; (b) based on the number of customer accounts maintained by an Intermediary; (c) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (d) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES

      The Large-Cap, Mid-Cap, and Small-Cap Funds issue Institutional, Investor and Service Shares, and the International and Real Estate Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund’s common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

GLOSSARY
“CAP” or MARKET CAPITALIZATION:
Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company’s common stock.
FRONT-END SALES CHARGE:
The sales charge that you pay on making an investment in a Fund. The front-end sales charge is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make.
FUNDAMENTAL POLICY:
An investment policy that may not be changed or deviated from without shareholder approval.
FUND EXPENSES:
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.
INDEX:
An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
INTERNATIONAL FUNDS:
International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund’s investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.
INVESTMENT ADVISER:
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund’s investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.
NET ASSET VALUE OR “NAV”:

NAV =	Assets – Liabilities ____________________ Outstanding Shares

NET INVESTMENT INCOME:
Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
REIT:
A REIT (real estate investment trust) is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.
RULE 12b-1 FEES:
Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
TOTAL RETURN:
Total return is a measure of the per-share change in the total value of a fund’s portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

FOR MORE INFORMATION
       FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:
      Annual/Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds’ portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
      Statement of Additional Information: The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.
      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

WT Mutual Fund c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860-1427 (800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time
      The Funds’ SAI, annual and semi-reports are accessible, free of charge, on the Funds’ internet web-site at www.wilmingtontrust.com/funds. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.
      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.
The investment company registration number for WT Mutual Fund is 811-08648.